                             LETTER OF TRANSMITTAL

                                      FOR
                SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                         (INCLUDING SERIES A CUMULATIVE
                   CONVERTIBLE PREFERRED STOCK REPRESENTED BY
                            $3.00 DEPOSITARY SHARES)
                                       OF

                                AMR CORPORATION
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON                , 1994 (THE "EXPIRATION DATE") UNLESS EXTENDED
                               BY AMR CORPORATION

                                Exchange Agent:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

           By Hand or Overnight Courier:                                By Mail:
      First Chicago Trust Company of New York          (registered or certified mail recommended)
                Tenders & Exchanges                      First Chicago Trust Company of New York
                 Suite 4680 -- AMR                                 Tenders & Exchanges
             14 Wall Street, 8th Floor                       P.O. Box 2565, Mail Suite 4660
                New York, NY 10005                             Jersey City, NJ 07303-2565

                                 By Facsimile:

                        (For Eligible Institutions Only)
                        (201) 222-4720 or (201) 222-4721

                           Confirm Receipt of Notice
                      of Guaranteed Delivery by Telephone:

                                 (201) 222-4707

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated             ,
1994 (the "Prospectus") of AMR Corporation (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to exchange up to $1,100,000,000 of its
     % Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") for shares of its Series A Cumulative Convertible Preferred Stock (the "Preferred Stock") with a like aggregate liquidation preference. Exchanges will be made on a basis of $1,000 principal amount of Debentures (the minimum permitted denomination) for every two (2) shares of Preferred Stock (liquidation preference $500 per share) validly tendered and accepted for exchange in the Exchange Offer. The Company will pay amounts of less than $1,000 due to any exchanging shareholder in cash, in lieu of issuing Debentures with a principal amount of less than $1,000. Tenders may also be made of Preferred Stock represented by $3.00 Depositary Shares (the "Depositary Shares") issued pursuant to a Deposit Agreement, dated February 4, 1993 (the "Deposit Agreement"), between the Company, First Chicago Trust Company of New York (in such capacity, the "Depositary") and holders from time to time of depositary receipts (the "Depositary Receipts") representing Depositary Shares issued thereunder. Each Depositary Share represents 1/10 of a share of Preferred Stock and entitles the owner, proportionately, to all the rights and preferences of the Preferred Stock represented thereby.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
             THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT OR THE INFORMATION AGENT.

     List below the Preferred Stock or Depositary Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate or Depositary Receipt Numbers and Numbers of Shares or Depositary Shares should be listed on a separate signed schedule affixed hereto.

                DESCRIPTION OF PREFERRED STOCK TENDERED HEREWITH

- ----------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF SHARES     NUMBER OF
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       CERTIFICATE    REPRESENTED BY       SHARES
                    (PLEASE FILL IN)                       NUMBER(S)*    CERTIFICATE(S)*    TENDERED**
- ----------------------------------------------------------------------------------------------------------
                                                        --------------------------------------------------
                                                        --------------------------------------------------
                                                        --------------------------------------------------
                                                        --------------------------------------------------
                                                        --------------------------------------------------
                                                             TOTAL
- ----------------------------------------------------------------------------------------------------------

*  Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares of Preferred Stock represented by the tendered certificates. See Instruction 2.

               DESCRIPTION OF DEPOSITARY SHARES TENDERED HEREWITH

- ----------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                        DEPOSITARY SHARES     NUMBER OF
                                                           DEPOSITARY    REPRESENTED BY     DEPOSITARY
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         RECEIPT        DEPOSITARY         SHARES
                    (PLEASE FILL IN)                       NUMBER(S)*      RECEIPT(S)*      TENDERED**
- ----------------------------------------------------------------------------------------------------------
                                                        --------------------------------------------------
                                                        --------------------------------------------------
                                                        --------------------------------------------------
                                                        --------------------------------------------------
                                                        --------------------------------------------------
                                                             TOTAL
- ----------------------------------------------------------------------------------------------------------

*  Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full number of Depositary Shares represented by the tendered Depositary Receipts. See Instruction 2.

     This Letter of Transmittal is to be used either if certificates for Preferred Stock or Depositary Receipts representing Depositary Shares are to be forwarded herewith or if delivery of Preferred Stock or Depositary Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Although delivery of Preferred Stock or Depositary Shares may be effected through book-entry transfer into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures, the tendering shareholder's properly completed and duly executed Letter of Transmittal, with any required signature guarantees, must, in any case, be received by the Exchange Agent at its address set forth above prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Preferred Stock or Depositary Shares are registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered holder or any person whose Preferred Stock or Depositary Shares are held of record by DTC who desires to deliver such Preferred Stock or Depositary Shares by book-entry transfer at DTC.

     Holders whose Preferred Stock or Depositary Shares are not immediately available or who cannot deliver their Preferred Stock or Depositary Shares and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their Preferred Stock or Depositary Shares according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery."

/ / CHECK HERE IF TENDERED PREFERRED STOCK OR DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution: ____________________________________________
     The Depository Trust Company

     Account Number: _____________________  Transaction Code Number: ___________

/ / CHECK HERE IF TENDERED PREFERRED STOCK OR DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s): __________________________________________
     Name of Eligible Institution
       that Guaranteed Delivery: _______________________________________________

     IF DELIVERED BY BOOK-ENTRY TRANSFER:

     Account Number: ___________________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: _____________________________________________________________________

     Address:___________________________________________________________________

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described Preferred Stock or Depositary Shares. Subject to, and effective upon, the acceptance for exchange of the Preferred Stock or Depositary Shares tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Preferred Stock or Depositary Shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Preferred Stock or Depositary Shares to be assigned, transferred and exchanged. In particular, the undersigned specifically authorizes the Exchange Agent to withdraw under the Deposit Agreement the Preferred Stock underlying any Depositary Shares tendered herewith, and to tender such underlying Preferred Stock in the Exchange Offer. However, the Exchange Agent should not withdraw Preferred Stock underlying Depositary Shares tendered herewith unless such Preferred Stock is to be accepted for exchange by the Company. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Preferred Stock or Depositary Shares and to acquire Debentures issuable upon the exchange of such tendered Preferred Stock or Depositary Shares, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Preferred Stock or Depositary Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Preferred Stock or Depositary Shares or transfer ownership of such Preferred Stock or Depositary Shares on the account books maintained by DTC. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The Company has expressly reserved the right to amend or modify the terms of the Exchange Offer in any manner, or to withdraw or terminate the Exchange Offer, at any time for any reason. The undersigned recognizes that as a result of the foregoing, the Company may not be required to exchange any of the Preferred Stock or Depositary Shares tendered hereby and, in such event, the Preferred Stock or Depositary Shares not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned. Tendered Preferred Stock or Depositary Shares may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus.

     Certificates for all Debentures delivered in exchange for tendered Preferred Stock or Depositary Shares and any Preferred Stock or Depositary Shares delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                         TENDERING HOLDER(S) SIGN HERE

                  (Complete Accompanying Substitute Form W-9)

________________________________________________________________________________

________________________________________________________________________________
                             Signature of Holder(s)

Dated: ______________, 1994

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Preferred Stock or Depositary Receipts representing Depositary Shares or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the Preferred Stock or Depositary Shares are held of record by DTC, the person in whose name such Preferred Stock or Depositary Shares are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s): _______________________________________________________________________

         _______________________________________________________________________
                                     (Please Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                                 (Including Zip Code)

Area Code and Telephone No. ____________________________________________________

Taxpayer Identification No. ____________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                       (If Required -- See Instruction 3)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Address: _______________________________________________________________________

Name of Firm: __________________________________________________________________

Area Code and Telephone No. ____________________________________________________

Dated:             , 1994

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates or Depositary Receipts for all physically delivered Preferred Stock or Depositary Shares, respectively, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of Preferred Stock or Depositary Shares tendered by book-entry transfer, must be received by the Exchange Agent at either of its addresses set forth herein prior to the Expiration Date (as defined in the Prospectus).

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE PREFERRED STOCK OR DEPOSITARY SHARES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

     Holders whose Preferred Stock or Depositary Shares are not immediately available or who cannot deliver their Preferred Stock or Depositary Shares and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Preferred Stock or Depositary Shares pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram or facsimile transmission setting forth the name and address of the tendering holder, the names in which such Preferred Stock or Depositary Shares are registered, and, if possible, the certificate or Depositary Receipt numbers of the Preferred Stock or Depositary Shares, respectively, to be tendered; and
(iii) all tendered Preferred Stock or Depositary Shares as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, or a confirmation of any book-entry transfer of such Preferred Stock or Depositary Shares into the Exchange Agent's account at DTC, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering -- Guaranteed Delivery."

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Preferred Stock or Depositary Shares for exchange.

     2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire number of shares of Preferred Stock or Depositary Shares evidenced by a submitted certificate or Depositary Receipt, respectively, is tendered, the tendering holder must fill in the number of shares of Preferred Stock or Depositary Shares tendered in the box entitled "Number of Shares (Depositary Shares) Tendered." A newly issued certificate for Preferred Stock or Depositary Receipt for Depositary Shares submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Preferred Stock or Depositary Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tenders of Preferred Stock or Depositary Shares pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written notice of withdrawal delivered by hand, mail delivery or facsimile transmission must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Preferred Stock or Depositary Shares to be withdrawn, the certificate or Depositary Receipt numbers of the Preferred Stock or Depositary Shares, respectively, to be withdrawn, the number of shares of Preferred Stock or Depositary Shares delivered for exchange, a statement that such a holder is withdrawing its election to have such Preferred Stock or Depositary Shares exchanged, and the name of the registered holder of such Preferred Stock or Depositary Shares, and must be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Preferred Stock or Depositary Shares being withdrawn. The Exchange Agent will return properly withdrawn Preferred Stock or Depositary Shares promptly following receipt of notice of withdrawal. If Preferred Stock or Depositary Shares have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Preferred Stock or Depositary Shares or otherwise comply with DTC's procedures. All questions as to the validity of notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawals of tenders of Preferred Stock or Depositary Shares may not be rescinded and any Preferred Stock or Depositary Shares withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Preferred Stock or Depositary Shares, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

     3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Stock or Depositary Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates for Preferred Stock or Depositary Receipts representing Depositary Shares, respectively, without alteration, enlargement or any change whatsoever.

     If any of the Preferred Stock or Depositary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of shares of Preferred Stock or Depositary Shares registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Preferred Stock or Depositary Shares.

     When this Letter of Transmittal is signed by the registered holder or holders of Preferred Stock or Depositary Shares listed and tendered hereby, no endorsements of certificates or Depositary Receipts or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Preferred Stock or Depositary Shares listed, such Preferred Stock or Depositary Shares must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Preferred Stock or Depositary Shares.

     If this Letter of Transmittal, any certificates or Depositary Receipts or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or Depositary Receipts or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Preferred Stock or Depositary Shares are tendered: (i) by a registered holder of such Preferred Stock or Depositary Shares; or (ii) for the account of an Eligible Institution.

     4. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Preferred Stock or Depositary Shares to it or its order pursuant to the Exchange Offer. If, however, Debentures are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Preferred Stock or Depositary Shares tendered hereby, or if a transfer tax is imposed for any reason other than the transfer of Preferred Stock or Depositary Shares to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the certificates for Preferred Stock or Depositary Receipts representing Depositary Shares, respectively, listed in this Letter of Transmittal.

     5. EXTENSIONS, AMENDMENTS AND TERMINATION. The Company expressly reserves the right to extend, amend or modify the terms of the Exchange Offer in any manner and withdraw or terminate the Exchange Offer and not accept for exchange any Preferred Stock, at any time for any reason, including (without limitation) if fewer than 400,000 shares of Preferred Stock are tendered (which condition may be waived by the Company).

     6. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any holder whose Preferred Stock or Depositary Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to D.F. King & Co., Inc., the Information Agent for the Exchange Offer, at 77 Water Street, New York, New York 10005, telephone (800) 347-7869.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Preferred Stock or Depositary Shares will be resolved by the Company, and such determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Preferred Stock or Depositary Shares covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding on all parties.

     9. SUBSTITUTE FORM W-9. Except as described below under "Important Tax Information", Federal income tax laws require each tendering holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided below, and to indicate whether or not the holder is not subject to backup withholding by crossing out Part 2 on the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on the Form or to cross out Part 2 of the Form (if applicable) may subject the tendering holder to 31% federal income tax withholding on payments made to the holder. The box in Part 3 of the Form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder is not provided with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.

     10. WITHHOLDING ON FOREIGN HOLDERS IN CONNECTION WITH THE EXCHANGE
OFFER. United States Federal income tax generally will be withheld from the gross proceeds payable to a holder that is a non-United States person (a "foreign holder") (including Debentures that such foreign holder would otherwise be entitled to receive) unless such foreign holder provides the Exchange Agent with a Foreign Holder Certification, in form and substance satisfactory to the Company, in which such holder certifies that such holder's exchange of Preferred Stock for Debentures pursuant to the Exchange Offer qualifies as a sale or exchange, rather than as a dividend, for Federal income tax purposes (as described in "Certain Federal Tax Considerations for Foreign Holders -- Exchange of Preferred Stock for Debentures" in the Prospectus) and such holder agrees that it will provide additional information to the Company if necessary to demonstrate such qualification and that it will reimburse the Company if it is determined that Federal withholding tax was due. The withholding rate is ordinarily 30% unless the foreign holder is eligible for a reduced tax treaty rate with respect to dividend income, in which case withholding will be made at the reduced treaty rate, or the foreign holder otherwise establishes to the satisfaction of the withholding agent that such holder is exempt from tax on such exchange (e.g., by certifying to the withholding agent on IRS Form 8079 as to such holder's status as a foreign government). For this purpose, a non-United States person is any person that is not (i) an individual citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States Federal income taxation regardless of the source of such income. Copies of the Foreign Holder Certification are available from the Exchange Agent. A shareholder's status as a foreign holder and eligibility for a tax treaty reduced rate of withholding will be determined by reference to the shareholder's address and to any outstanding certificates (i.e., Form W-8 or substitute) or statements concerning eligibility for a reduced rate of withholding, unless facts and circumstances indicate that reliance is not warranted. EACH FOREIGN HOLDER SHOULD CONSULT WITH ITS TAX ADVISOR REGARDING THE FOREGOING.

     A holder that exchanges Preferred Stock for Debentures on behalf of a beneficial owner that is a non-United States person will be responsible for determining whether and what rate of withholding is required on such exchange and for obtaining any required forms or certifications for such beneficial owner.

     A foreign holder may be eligible to obtain from the U.S. Internal Revenue Service a refund of any tax withheld if such shareholder meets one of the three tests for sale or exchange treatment described in "Certain Federal Tax Considerations for Foreign Holders -- Exchange of Preferred Stock for Debentures" in the Prospectus or otherwise is able to establish that no tax (or a reduced amount of tax) was due.

     11. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR PREFERRED STOCK OR DEPOSITARY RECEIPTS REPRESENTING DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Preferred Stock or Depositary Shares are accepted for exchange is required to provide the Company with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If a holder is an individual, the TIN is the holder's social security number. If the Company is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Debentures acquired pursuant to the Exchange Offer may be subject to backup withholding.

     If backup withholding applies, the Company is required to withhold 31% of all payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding on payments that are made to a holder with respect to Debentures, the holder is required to notify the Company of his or its correct TIN by completing the Form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and whether or not (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement, signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Exchange Agent.

     See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

- ------------------------------------------------------------------------------------------------------------------------------
                                                  PAYER'S NAME: AMR CORPORATION
- ------------------------------------------------------------------------------------------------------------------------------
                                 PART 1 -- PLEASE PROVIDE YOUR TIN                         SOCIAL SECURITY NUMBER
  SUBSTITUTE                     IN THE BOX AT RIGHT AND CERTIFY               OR --------------------------------------------
                                 BY SIGNING AND DATING BELOW                           EMPLOYER IDENTIFICATION NUMBER
                               ------------------------------------------------------------------------------------------------
  FORM W-9                       PART 2 -- I am not subject to backup withholding because (i) I am      FOR PAYEES EXEMPT FROM
  DEPARTMENT OF THE TREASURY     exempt from backup withholding, or (ii) I have not been notified by    BACKUP WITHHOLDING
  INTERNAL REVENUE SERVICE       the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has
                                 notified me that I am no longer subject to backup withholding. (YOU    Write "EXEMPT" if you are
                                 MUST CROSS OUT THIS PART 2 IF YOU ARE CURRENTLY SUBJECT TO BACKUP      exempt from backup
                                 WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON      withholding.
                                 YOUR TAX RETURN.)
                               ------------------------------------------------------------------------------------------------
  PAYER'S REQUEST FOR            CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE        PART 3 --
  TAXPAYER IDENTIFICATION        INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
  NUMBER (TIN)
                                 SIGNATURE ______________________________   DATE _______________        Awaiting TIN  / /
- ------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                      CERTIFICATE OF TAXPAYER AWAITING TIN

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

__________________________________________     _________________________________
               Signature                                     Date